Exhibit 99.1

For Immediate Release For Further Information Contact: Roy A. Fletcher, Investor Relations Crusader Energy Group Inc. (405) 241-1847
CRUSADER ENERGY GROUP THIRD QUARTER 2008 FINANCIAL UPDATE
OKLAHOMA CITY, OKLAHOMA, November 10, 2008: Crusader Energy Group Inc. (AMEX:KRU) today reports financial results for the third quarter of 2008. For operational results for the third quarter of 2008, Crusader issued a press release on November 6, 2008. Crusader’s results include the activity of the Westside Transaction for the three months ended September 30, 2008. Crusader’s results for the nine months ended September 30, 2008 include the operations of Knight Energy Group, LLC for the complete period and ninety-six days of activity (June 27, 2008 through September 30, 2008) of the acquired parties (see Westside Transaction below). Certain pro-forma information has been presented as if the acquisitions had occurred on January 1, 2007. Reconciliations of the non-GAAP measures of EBITDA, adjusted EBITDA, pro-forma EBITDA, pro-forma adjusted EBITDA and adjusted earnings per share are presented in Exhibits C and D. Analysts and investors regularly use these or similar metrics when comparing to other oil and gas companies.
FINANCIAL HIGHLIGHTS
•	Net income of $16.4 million for the third quarter of 2008 as compared to net income of $3.6 million for the third quarter of 2007
•	Net income (loss) per share of $.08 and $(0.77) for the three and nine months ended September 30, 2008, respectively
•	Adjusted earnings per share of $.02 and $.11 for the three and nine months ended September 30, 2008, respectively
•	Adjusted EBITDA increased 164% in the third quarter of 2008 to $25.5 million as compared to $9.6 million in the third quarter of 2007
•	Pro-Forma adjusted EBITDA increased 182% in the third quarter of 2008 to $25.5 million as compared to $9.0 million in the third quarter of 2007
•	Adjusted EBITDA increased 143% in the nine months ended September 30, 2008 to $57.0 million as compared to $23.5 million in the nine months ended September 30, 2007
•	Pro-Forma adjusted EBITDA increased 152% in the nine months ended September 30, 2008 to $68.0 million as compared to $27.0 million in the nine months ended September 30, 2007
•	The Company has significant oil and gas hedges in place to mitigate a portion of the effect of a prolonged downturn of oil and gas prices:
Natural Gas Production

		Collars			Swaps		Puts
Year	Month	MCF	Floor	Ceiling	MCF		MCF	Floor
2008	Oct - Dec	937,000	$8.10	$10.58	30,000	$7.45	45,450	$8.00
2009	Jan - Mar	678,500	$8.13	$10.12	—	$—	259,131	$8.00
2009	Apr - Jun	441,000	$8.00	$9.56	—	$—	259,131	$8.00
2009	Jul - Dec	882,000	$8.00	$9.56	—	$—	518,262	$8.00
2010	Jan - Dec	—	$—	$—	—	$—	2,144,988	$8.00

Oil Production

		Collars
Year	Month	Bbls	Floor	Ceiling
2008	Oct - Dec	56,280	$77.74	$88.00
2009	Jan - Dec	163,200	$79.56	$117.72
2010	Jan - Dec	115,200	$100.00	$161.75
PRODUCTION RESULTS

	Three Months Ended September 30,
	Reported				Pro Forma
	2008	2007	change	% change	2008	2007	change	% change
Gas (Mcf)	2,208,667	809,653	1,399,014	173%	2,208,667	1,272,140	936,527	74%
Oil (Bbls)	120,766	79,489	41,277	52%	120,766	98,717	22,049	22%
Mcfe	2,933,263	1,286,587	1,646,676	128%	2,933,263	1,864,442	1,068,821	57%
Mcfe/day	31,883	13,985	17,899	128%	31,883	20,266	11,618	57%

	Nine Months Ended September 30,
	Reported				Pro Forma
	2008	2007	change	% change	2008	2007	change	% change
Gas (Mcf)	4,373,077	2,213,065	2,160,012	98%	5,832,085	3,431,416	2,400,669	70%
Oil (Bbls)	318,693	191,554	127,139	66%	343,237	229,200	114,037	50%
Mcfe	6,285,235	3,362,389	2,922,846	87%	7,891,507	4,806,616	3,084,891	64%
Mcfe/day	22,939	12,316	10,706	87%	28,801	17,607	11,300	64%
MANAGEMENT COMMENTS
Commenting on the financial results achieved to date, David D. Le Norman, Crusader’s President and CEO, said, “We have worked hard to integrate the entities associated with the Westside Transaction from both an accounting and operational perspective. We have accomplished these tasks while keeping our focus on the efficient development of Crusader’s reserves.” Le Norman further stated, “Crusader was able to secure $250 million in a previously announced second lien facility with JP Morgan in order to consolidate and retire all previous debt obligations of the merged entities, and to fund capital expenditure initiatives to date without tapping our $140 million, senior debt facility. These funding sources coupled with our anticipated development programs and initiatives should be sufficient to fund Crusader for the foreseeable future while remaining flexible to add or subtract from the programs based upon the macro-economic environment.”

WESTSIDE TRANSACTION
On December 31, 2007, Westside Energy Corporation (“Westside”), a public company traded on the American Stock Exchange, entered into a definitive agreement to combine with several affiliated privately held entities including Knight Energy Group, LLC (“Knight”), Knight Energy Group II, LLC (“Knight II”), RCH Upland Acquisition, LLC (“RCH”), Hawk Energy Fund I, LLC (“Hawk”) and other entities acquired (consisting of Knight Energy Management, LLC, Crusader Energy Group, LLC and Crusader Management Corporation) (with Knight II, Hawk, RCH and the other entities acquired collectively referred to as the “Crusader Entities”). On June 26, 2008, the business combination contemplated by the contribution agreement (the “Westside Transaction”) was completed and Westside changed its name to Crusader Energy Group Inc. (“Crusader” or the “Company”). For accounting purposes, the Westside Transaction was treated as a reverse acquisition with Knight as the acquirer and Westside and the Crusader Entities as the acquired parties. As such, the historical financial statements of Crusader are Knight’s historical financial statements which were included in the proxy statement filed with the Securities and Exchange Commission (“SEC”) on May 28, 2008. The acquisitions have been accounted for using the purchase method and the results of operations for Westside and the Crusader Entities are included subsequent to June 26, 2008.
ABOUT CRUSADER ENERGY

Oklahoma City-based Crusader Energy Group Inc. is an oil and gas company with assets focused in various producing domestic basins. The company has a primary focus on the development of unconventional resource plays which includes the application of horizontal drilling and cutting edge completion technology aimed at developing shale and tight sand reservoirs. The Crusader assets are located in various domestic basins, the majority of which are in the Anadarko Basin and Central Uplift, Ft. Worth Basin Barnett Shale, Delaware Basin, Val Verde Basin, and the Bakken Shale of the Williston Basin.
For other information regarding Crusader, please visit the Company’s Internet Web site at http://www.crusaderenergy.com.  In addition to SEC filings and press releases, the Company posts materials of general interest to investors including any current investor meeting information or Crusader conference or analyst presentations.
CONFERENCE CALL INFORMATION

The Company will host a conference call today at 10:00 a.m. (CST) to review the Company’s third quarter 2008 financial and operating results. The call can be accessed by calling 866-543-6403 (U.S. domestic) or 617-213-8896 (international). The pass code for the call is “Crusader Energy.” A live audio Web cast of the call will be available on the Company’s Web site at www.crusaderenergy.com.
A replay of the call will be made available one hour following the conclusion of the call. To access the domestic audio replay, call 888-286-8010. The international replay number is 617-801-6888. The audio replay will be available through November 24, 2008. The passcode for the replay is 15627545. The replay will also be available on the Company’s Web site indefinitely.

FORWARD-LOOKING STATEMENT DISCLOSURE

This press release contains “forward-looking statements” within the meaning of the Federal securities laws and regulations. Forward-looking statements are estimates and predictions by management about the future outcome of events and conditions that could affect Crusader’s business, financial condition and results of operations. We use words such as, “will,” “should,” “could,” “plans,” “expects,” “likely,” “anticipates,” “intends,” “believes,” “estimates,” “may,” and other words of similar expression to indicate forward-looking statements.
There is no assurance that the estimates and predictions contained in our forward-looking statements will occur or be achieved as predicted. Any number of factors could cause actual results to differ materially from those referred to in a forward-looking statement, including drilling risks, operating hazards and other uncertainties inherent in the exploration for, and development and production of, oil and natural gas; volatility in oil and natural gas prices, including the adverse impact of lower prices on the amount of our cash flow available to meet capital expenditures, our ability to borrow and raise capital and on the values attributed to our proven reserves; drilling and operating risks in the unconventional shales and other reservoirs in which we operate, including uncertainties in interpreting engineering, reservoir and reserve data; the availability of technical personnel and drilling equipment; the timing and installation of processing and treatment facilities, third-party pipelines and other transportation facilities and equipment; changes in interest rates; and increasing production costs and other expenses.
Further information on risks and uncertainties affecting our business is described in our reports filed with the SEC which are incorporated by this reference as though fully set forth herein. We undertake no obligation to publicly update or revise any forward-looking statement.

EXHIBIT A
CRUSADER ENERGY GROUP INC.
CONSOLIDATED STATEMENT OF OPERATIONS

	(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2008	2007	2008	2007
OPERATING REVENUES
Gas sales	$19,461,726	$5,236,783	$40,291,425	$14,789,573
Oil sales	13,682,006	5,508,222	35,337,557	12,127,594
Other	368,873	271,747	1,097,661	614,319

Total operating revenue	33,512,605	11,016,752	76,726,643	27,531,486

OPERATING COSTS AND EXPENSES
Lease operating	3,176,995	1,102,303	6,227,443	2,347,783
Production taxes	2,531,769	763,536	5,303,388	1,766,532
General and administrative	3,227,305	952,426	113,599,183	2,715,870
Depreciation, depletion and amortization	10,885,522	4,523,575	22,392,645	11,809,640
Accretion of asset retirement obligations	20,637	21,471	48,181	32,823

Total operating costs and expenses	19,842,228	7,363,311	147,570,840	18,672,648

Income (loss) from operations	13,670,377	3,653,441	(70,844,197)	8,858,838

OTHER (EXPENSE) INCOME
Interest expense	(8,283,932)	(862,468)	(11,384,422)	(1,797,650)
Interest income and other	480,469	24,862	603,926	68,182
Risk management	19,008,980	832,160	(1,197,988)	115,030

Total other (expenses) income	11,205,517	(5,446)	(11,978,484)	(1,614,438)

Income (loss) before income taxes	24,875,894	3,647,995	(82,822,681)	7,244,400
Income tax expense	8,456,038	—	20,282,862	—

NET INCOME (LOSS)	$16,419,856	$3,647,995	$(103,105,543)	$7,244,400

EARNINGS (LOSS) PER SHARE
Basic and Diluted	$0.08		$(0.77)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	198,194,958		134,469,036

Diluted	209,973,306		134,469,036

PRO FORMA INFORMATION
Historical income (loss) from operations before income taxes		$3,647,995		$7,244,400
Pro forma provision (benefit) for income taxes		1,419,070		2,818,072

Pro forma net income (loss)		$2,228,925		$4,426,328

PRO FORMA EARNINGS PER SHARE
Basic and Diluted		$0.02		$0.04

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic and Diluted		100,100,000		100,100,000

EXHIBIT B
CRUSADER ENERGY GROUP INC.
CONSOLIDATED BALANCE SHEETS

	(Unaudited) September 30,	December 31,
	2008	2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$27,637,842	$7,941,663
Accounts receivable:
Accrued oil and gas production revenue	18,095,835	7,581,187
Joint interest billings	23,545,280	14,045,470
Other	456,132	770,584
Prepaid and other assets	4,816,657	126,450

Total current assets	74,551,746	30,465,354
OIL AND GAS PROPERTIES — AT COST, net, based on full cost accounting ($181,309,360 and $ 12,558,796 excluded from amortization at 2008 and 2007, respectively)	652,790,008	243,560,456
Derivative financial instruments	2,337,651	—
Other assets	20,298,926	5,199,199

	$749,978,331	$279,225,009

LIABILITIES AND MEMBERS’/STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$14,692,198	$11,856,699
Accrued liabilities	22,987,939	5,934,262
Derivative financial instruments	13,989	1,775,617

Total current liabilities	37,694,126	19,566,578

LONG-TERM LIABILITIES
Asset retirement obligations	1,151,419	718,316
Derivative financial instruments	—	403,883
Other	—	215,778
Deferred tax liabilities, net	49,223,602	—
Notes payable	237,770,833	67,000,000

Total long-term liabilities	288,145,854	68,337,977

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY	—	191,320,454

STOCKHOLDERS’ EQUITY
Common stock, $.01 par value, 500,000,000 authorized; 198,564,958 shares issued and outstanding at September 30, 2008	1,985,650	—
Additional paid-in capital	523,198,521	—
Accumulated deficit	(101,045,820)	—

Total Stockholders’ Equity	424,138,351	—

	$749,978,331	$279,225,009

EXHIBIT C
CRUSADER ENERGY GROUP INC.
RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES AS REPORTED TO
ADJUSTED EARNINGS EXCLUDING CERTAIN NON-CASH ITEMS, a non-GAAP measure
(Unaudited)

	Three months ended		Nine months ended
	September 30		September 30
	2008	2007	2008	2007
Net income (loss), as reported	$16,419,856	$3,647,995	$(103,105,543)	$7,244,400
Income tax expense, as reported	8,456,038	—	20,282,862	—
Income (loss) before income taxes,as reported	24,875,894	3,647,995	(82,822,681)	7,244,400

Adjustment for certain non-cash items
Change in mark-to-market on unrealized derivatives	(18,762,144)	574,278	(859,072)	2,579,122
Non-cash stock compensation	155,925	—	106,833,144	—
As adjusted	6,269,675	4,222,273	23,151,391	9,823,522

Income taxes, adjusted
Current	—	—	—	—
Deferred	2,367,429	1,594,330	8,741,965	3,709,362

Adjusted earnings excluding certain items, a non-GAAP measure	$3,902,246	$2,627,943	$14,409,426	$6,114,160

non-GAAP earnings per share
Basic	$0.02	$0.03	$0.11	$0.06

Diluted	$0.02	$0.03	$0.10	$0.06

non — GAAP basic shares outstanding	198,194,958	100,100,000	134,469,036	100,100,000

non — GAAP diluted shares outstanding	209,973,306	100,100,000	137,608,771	100,100,000

EXHIBIT D
CRUSADER ENERGY GROUP INC.
RECONCILIATION OF EBITDA AND ADJUSTED EBITDA
The following summary presents unaudited pro forma consolidated net income (loss), EBITDA and Adjusted EBITDA for the three and nine months ended September 30, 2008 and 2007, respectively, as if the Westside Transaction had occurred as of January 1, 2007. The pro forma results are for illustrative purposes only and include adjustments in addition to the pre-acquisition historical results, such as increased depreciation, depletion and amortization expense resulting from the allocation of fair value to oil and gas properties acquired. The unaudited pro forma information is not necessarily indicative of the operating results that would have occurred if the acquisitions had been consummated at that date, nor is it necessarily indicative of future operating results.

	Three Months Ended September 30,
	Reported		Pro Forma
	2008	2007	2008	2007
Net income (loss)	$16,419,856	$3,647,995	$16,419,856	$2,419,002
Income tax expense	8,456,038	—	8,456,038	—
Interest expense	8,283,932	862,468	8,283,932	1,524,190
DD&A	10,906,159	4,545,046	10,906,159	4,989,644

EBITDA*	44,065,985	9,055,509	44,065,985	8,932,836
Adjustments:
Stock compensation expense	155,925	—	155,925	—
Unrealized (gains) losses on derivatives	(18,762,144)	574,278	(18,762,144)	103,845

Adjusted EBITDA**	$25,459,766	$9,629,787	$25,459,766	$9,036,681

	Nine Months Ended September 30,
	Reported		Pro Forma
	2008	2007	2008	2007
Net income (loss)	$(103,105,543)	$7,244,400	$(98,906,378)	$5,330,636
Income tax expense	20,282,862	—	20,282,862	—
Interest expense	11,384,422	1,797,650	13,077,472	4,176,417
DD&A	22,440,826	11,842,463	27,453,178	15,101,147

EBITDA*	(48,997,433)	20,884,513	(38,092,866)	24,608,200
Adjustments:
Stock compensation expense	106,833,144	—	106,833,144	—
Unrealized (gains) losses on derivatives	(859,072)	2,579,122	(760,854)	2,395,506

Adjusted EBITDA**	$56,976,639	$23,463,635	$67,979,424	$27,003,706

*	EBITDA represents net income (loss) before income tax expense and depreciation, depletion and amortization expense. EBITDA is presented as a supplemental financial measurement in the evaluation of our business. We believe that it provides additional information regarding our ability to meet our future debt service, capital expenditures and working capital requirements. This measure is widely used by investors and rating agencies in the valuation, comparison, rating and investment recommendations of companies. EBITDA is a financial measurement that, with certain negotiated adjustments, is reported to our lenders pursuant to our bank credit agreement and is used in the financial covenants in our bank credit agreement. EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income, income from operations, or cash flow provided by operating activities prepared in accordance with GAAP.

**	Adjusted EBITDA excludes certain items that management believes affect the comparability of operating results. The Company discloses these non-GAAP financial measures due to the following: (a) Management uses adjusted EBITDA to evaluate the Company’s operational trends and performance relative to other natural gas and oil producing companies, (b) Adjusted EBITDA is the financial metric used in determining our compliance with certain financial covenants under our debt agreements, (c) Items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated.